UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 3, 2005

 COMMERCIAL NET LEASE REALTY, INC.
(exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation or organization)	001-11290 (Commission File Number)	56-1431377 (I.R.S. Employment Identification No.)
450 South Orange Avenue, Orlando, FL 32801 (Address of principal executive offices, including zip code) (407) 265-7348 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.     Results of Operations and Financial Condition.

             On May 3, 2005, Commercial Net Lease Realty, Inc. issued a press release announcing its results of operations and financial condition for the quarter ended March 31, 2005. The press release is attached hereto as Exhibit 99.1.

             The information in this Form 8-K is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of such section, nor shall such information be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.     Financial Statements and Exhibits.

             (c)        Exhibits.

                          99.1     Press Release, dated May 3, 2005, of Commercial Net Lease Realty, Inc.

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 3, 2005	Commercial Net Lease Realty, Inc. By: /s/ Kevin B. Habicht Kevin B. Habicht Executive Vice President and Chief Financial Officer

EXHIBIT INDEX
Exhibit No.	Description
99.1	Press Release, dated May 3, 2005, of Commercial Net Lease Realty, Inc.